December 13, 2016 Compelling Acquisition to Expand into California’s Central Coast Acquiring (NASDAQ: PPBI) (NASDAQ: HEOP) Exhibit 99.1

2 Forward-Looking Statements and Where to Find Additional Information Forward Looking Statements This investor presentation may contain forward-looking statements regarding Pacific Premier Bancorp, Inc. ("PPBI"), including its wholly owned subsidiary Pacific Premier Bank (“Pacific Premier”), Heritage Oaks Bancorp (“HEOP"), including its wholly owned subsidiary Heritage Oaks Bank and the proposed acquisition. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the acquisition might not be realized within the expected time frames or at all; governmental approval of the acquisition may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the acquisition; conditions to the closing of the acquisition may not be satisfied; the shareholders of HEOP may fail to approve the consummation of the acquisition; and the shareholders of PPBI may not approve the issuance of shares of PPBI common stock for the acquisition. Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not reflect actual results. PPBI and HEOP undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Additional Information About the Merger This investor presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition transaction, a registration statement on Form S-4 will be filed with the Securities and Exchange Commission ("SEC") by PPBI. The registration statement will contain a joint proxy statement/prospectus to be distributed to the shareholders of HEOP and PPBI in connection with their vote on the acquisition. SHAREHOLDERS OF HEOP AND PPBI ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final joint proxy statement/prospectus will be mailed to shareholders of HEOP and PPBI. Investors and security holders will be able to obtain the documents, and any other documents PPBI and HEOP have filed with the SEC, free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by PPBI and HEOP will be available free of charge by (1) accessing PPBI’s website at www.ppbi.com under the “Investor Relations” link and then under the heading “SEC Filings”, (2) accessing HEOP’s website at www.heritageoaksbancorp.com under the “Investor Relations” link and then under the heading “SEC Filings”, (3) writing PPBI at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, Attention: Investor Relations, or (4) writing HEOP at 1222 Vine Street Paso Robles, CA 93446, Attention: Corporate Secretary The directors, executive officers and certain other members of management and employees of PPBI may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information about the directors and executive officers of PPBI is included in the proxy statement for its 2016 annual meeting of PPBI shareholders, which was filed with the SEC on April 27, 2016. The directors, executive officers and certain other members of management and employees of HEOP may also be deemed to be participants in the solicitation of proxies in favor of the acquisition from the shareholders of HEOP. Information about the directors and executive officers of HEOP is included in the proxy statement for its 2016 annual meeting of HEOP shareholders, which was filed with the SEC on April 26, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Transaction Highlights

Rationale and Highlights

- Market extension into California's Central Coast
- HEOP assets of $2.0 billion which increases PPBI's pro forma assets to approximately $6.0 billion
- HEOP's relationship banking model complements PPBI's strong growth strategy
- Loan/deposit ratio of 82.2% for HEOP and 101.0% for PPBI
- High quality core deposit franchise – additive to PPBI's funding base
  - Non-interest bearing deposits of 35.0%
  - Cost of deposits of 0.22% in Q3 2016

- Financially compelling economics for PPBI shareholders
  - Immediately accretive to EPS[(1)]
  - Immediately accretive to tangible book value per share
  - Tangible book value payback period of 0 years

Pro Forma Branch Footprint



PPBI Branch
HEOP Branch
HEOP Loan Production Office
Paso Robles
Atascadero
San Luis Obispo
Arroyo Grande
Santa Maria
Lompoc
Santa Barbara
Oxnard
Delano
Wasco
Bakersfield
Lake Isabella
Ridgecrest
CALIFORNIA
Barstow
Lancaster
Palmdale
Santa Clarita
Thousand Oaks
Los Angeles
Long Beach
Irvine
Orange
Pomona
Redlands
Riverside
Apple Valley
Victorville
Hemet
Mission Viejo
Oceanside
Escondido
San Diego
El Cajon
Tecate

Company Snapshot - Heritage Oaks Bancorp

Exchange / Ticker	NASDAQ: HEOP
Company Headquarters	Paso Robles, CA
Year Established	1983
Balance Sheet	
Total Assets ($MM)	$ 1,988
Gross Loans, Excluding HFS ($MM)	$ 1,342
Total Deposits ($MM)	$ 1,631
Loan / Deposit Ratio	82.2%
Performance	
Return on Average Assets (Q3 2016)	0.85%
Net Interest Margin (Q3 2016)	3.50%
Non-Performing Assets / Total Assets	0.25%
Delinquent Loans / Gross Loans	0.00%
Loan Loss Reserves / Gross Loans	1.31%

Source: SNL Financial, PPBI and HEOP information as of 9/30/2016

(1) Based on mean EPS estimates for 2017 and 2018 per SNL FactSet research for HEOP and PPBI. EPS accretion excludes non-recurring merger related expenses

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Meaningful Market Share in Central Coast

- Attractive market share position – HEOP is the largest bank headquartered in the Central Coast[1]
- HEOP has 12 branches with average deposits per branch of $135 million, including 6 branches with deposits of $100 million or greater
- Central Coast will represent approximately 35% of deposits for PPBI on a pro forma basis



San Luis Obispo County
Santa Barbara County
Ventura County
CALIFORNIA
Paso Robles
Templeton
Atascadero
San Luis Obispo
Cambria
Morro Bay
Arroyo Grande
Santa Maria
Lompoc
Goleta
Santa Barbara
Bakersfield
Oxnard
Ventura
Thousand Oaks
HEOP Branch
HEOP Loan Production Office

Deposit Market Share for HEOP by County

San Luis Obispo, CA

Rank	Institution (ST)	Branches	Deposits in Market	Market Share	1-Yr. Deposit Growth
1	Rabobank	14	$ 1,411,548	23.1%	-1.5%
2	**Heritage Oaks Bancorp (CA)**	**9**	**$ 1,131,607**	**18.5%**	4.2%
3	Wells Fargo & Co. (CA)	8	$ 1,024,799	16.8%	6.9%
4	Bank of America Corp. (NC)	5	$ 807,875	13.2%	3.1%
5	JPMorgan Chase & Co. (NY)	9	$ 792,481	13.0%	9.5%
6	PacWest Bancorp (CA)	4	$ 250,594	4.1%	-3.9%
7	Mitsubishi UFJ Financial	2	$ 247,882	4.1%	-1.3%
8	Heartland Financial USA Inc. (IA)	5	$ 169,824	2.8%	-0.3%
9	Sierra Bancorp (CA)	4	$ 130,223	2.1%	11.4%
10	U.S. Bancorp (MN)	6	$ 106,975	1.8%	-3.0%
	Total For Institutions In Market	**69**	**$ 6,114,121**		**3.2%**

Santa Barbara, CA

Rank	Institution (ST)	Branches	Deposits in Market	Market Share	1-Yr. Deposit Growth
1	Wells Fargo & Co. (CA)	12	$ 2,264,057	19.0%	8.2%
2	Mitsubishi UFJ Financial	17	$ 2,218,569	18.6%	1.0%
3	Bank of America Corp. (NC)	8	$ 1,528,444	12.8%	-36.9%
4	Rabobank	14	$ 1,221,103	10.2%	-1.0%
5	JPMorgan Chase & Co. (NY)	12	$ 1,070,056	9.0%	14.6%
6	Montecito Bancorp (CA)	7	$ 990,142	8.3%	3.2%
7	**Heritage Oaks Bancorp (CA)**	**3**	**$ 485,662**	**4.1%**	10.8%
8	Community West Bancshares (CA)	4	$ 456,747	3.8%	13.9%
9	American Riviera Bank (CA)	3	$ 354,168	3.0%	2.3%
10	First Repub Bank (CA)	1	$ 303,333	2.5%	4.2%
	Total For Institutions In Market	**99**	**$ 11,936,865**		**-4.4%**

Source: SNL Financial, deposit market share as of 6/30/2016
Note: All dollars in thousands
(1) Central Coast includes Santa Barbara and San Luis Obispo counties

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5 California’s Central Coast – Economic Snapshot  Diverse economic profile with impact from agriculture, tourism, leading universities, vibrant wine industry and robust small businesses  Coastal California market area attracts high net-worth individuals and middle market businesses  2 leading universities located in footprint – California Polytechnic State University and UC Santa Barbara  Household income in footprint is 24% higher than national average  Average household wealth of $420,000 in San Luis Obispo County with over 47% of households having at least $100,000  Unemployment rate of 4.1% in San Luis Obispo County and 4.6% in Santa Barbara County, both lower than the averages for California and nationwide

6 Transaction Assumptions and Pro Forma Impact Consideration  Fixed exchange ratio of 0.3471 for HEOP shareholders – 100% stock consideration, no caps or collars  PPBI issues 11,890,720 shares of common stock  Pro forma ownership of 69.9% for PPBI and 30.1% for HEOP  Transaction value of $405.6 million, or $11.68 per share(1) Valuation Multiples  Price / tangible book value per share of 214.2%  Price / earnings of 20.1x for 2017E EPS(2)  Premium to HEOP’s closing price of 7.5% Pro Forma Impact to PPBI  Immediately accretive to EPS in 2017 and 5.2% accretive in 2018(2), first full year with 100% cost savings phased-in  Immediately accretive to tangible book value per share and tangible book value payback period of 0 years  Mid-teen internal rate of return Board of Directors  3 HEOP directors will join the PPBI Board of Directors at closing which will consist of 10 individuals  HEOP directors joining PPBI will include Simone Lagomarsino, President & CEO of HEOP and 2 other in-market directors Other Assumptions  Closing expected in early Q2 2017  Estimated cost savings of approximately 26.5% of HEOP’s non-interest expense (phased-in 60% in 2017, 100% in 2018)  No revenue synergies assumed for modeling purposes  Fair value mark of –1.60% of gross loans, or $21.5 million  Pre-tax one-time merger related expenses of approximately $21.9 million Capital Ratios  Pro forma TCE ratio of 8.8%, leverage ratio 9.3% and total risk based capital ratio 12.5% (1) Based on PPBI price of $33.65 as of 12/12/2016 (2) Based on mean EPS estimates for 2017 and 2018 per SNL FactSet research for HEOP and PPBI. EPS accretion excludes non-recurring merger related expenses

7 Complementary Combination PPBI HEOP Pro Forma Commercial banking platform with majority of loan portfolio in CRE and C&I    Agricultural lending   HOA banking expertise   Specialty finance lending niches   SBA lending platform    Low cost, core deposit base (% of non-interest bearing deposits)  37.9% NIBD  35.0% NIBD  36.9% NIBD Loan / deposit ratio 101.0% 82.2% 94.0% NPAs / total assets 0.17% 0.25% 0.20% Profitability 1.09% ROAA (LTM) 0.83% ROAA (LTM) Market capitalization $931 million $372 million Source: SNL Financial, PPBI and HEOP information as of 9/30/2016, unless noted otherwise. Market data as of 12/12/2016

8 Constr., Land & Development 8.1% 1-4 Family 3.3% Multi-Family 22.3% Owner Occupied CRE 14.9% Non-Owner Occupied CRE 17.0% Commercial & Industrial 17.4% Franchise 13.9% SBA 3.0% Consumer and Other 0.2% Pro Forma Loans & Deposits Pro Forma(1) HEOP PPBI PPBI HEOP Pro Forma(1) Diversified Loan Portfolio $3.1B Deposits 0.28% Cost of Deposits $1.6B Deposits 0.22% Cost of Deposits $4.7B Deposits 0.26% Cost of Deposits $3.1B Loans 5.37% Yield on Loans $1.3B Loans 4.55% Yield on Loans $4.4B Loans 5.12% Yield on Loans Source: SNL Financial, PPBI and HEOP information for the quarter ended 9/30/2016 (1) Pro forma does not include purchase accounting or merger related adjustments Noninterest- Bearing Demand 37.9% Interest-Bearing Demand 5.6% MMDA and Savings 37.8%Time Deposits 18.7% Noninterest- Bearing Demand 35.0% Interest-Bearing Demand 8.2% MMDA and Savings 42.0% Time Deposits 14.8% Noninterest- Bearing Demand 36.9% Interest-Bearing Demand 6.5% MMDA and Savings 39.3% Time Deposits 17.3% Constr., Land & Development 2.0% 1-4 Family 16.4% Multi-Family 6.1% Owner Occupied CRE 16.2% Non-Owner Occupied CRE 31.1% Commercial & Industrial 13.8% Farm & Agricultural 14.0% Consumer and Other 0.3% Constr., Land & Development 6.2% 1-4 Family 7.2% Multi-Family 17.4% Owner Occupied CRE 15.3% Non-Owner Occupied CRE 21.3% Commercial & Industrial 16.3% Farm & Agricultural 4.2% Franchise 9.7% SBA 2.1% Consumer and Other 0.2% Strong Core Deposit Base  HEOP’s low-cost core deposit base is an excellent fit with PPBI’s asset origination strength

9 Summary  Strategically attractive with compelling financial metrics – meets all of PPBI’s M&A criteria  $6.0 billion pro forma assets from Southern California to the Central Coast  HEOP is a high quality, low risk franchise  Significant due diligence completed – credit, compliance and regulatory  Retaining key HEOP leadership and relationship managers  Meaningful addition of low-cost, core deposit funding – key to franchise value  Positioned for continued growth opportunities, including fill-in for Los Angeles County  PPBI has a history of successful merger execution and integration – creating shareholder value

10 Concluding Thoughts Appendix

11 Pro Forma Capital Ratios – As of 9/30/2016 Note: All dollars in thousands for consolidated holding company Source: SNL Financial, PPBI and HEOP information as of 9/30/2016 (1) Non-GAAP, please see GAAP reconciliation PPBI HEOP Pro Forma Tangible Common Equity Ratio (1) 9.3% 9.5% 8.8% Leverage Ratio 9.8% 9.8% 9.3% Common Equity Tier-1 Ratio (CET-1) 10.4% 12.3% 10.4% Tier-1 Ratio 10.7% 12.9% 10.8% Risk Based Capital Ratio 13.2% 14.1% 12.5%

12 Non-GAAP Financial Measures Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below. Note: All dollars in thousands Source: SNL Financial, PPBI information as of 9/30/2016 PPBI Pro Forma Common Stockholders' Equity 449,965$ 839,955$ Less: Intangible Assets 111,915$ 351,492$ Tangible Common Equity 338,050$ 488,463$ Common Shares Outstanding 27,656,533 39,547,253 Book Value Per Share 16.27$ 21.24$ Less: Intangible Assets Per Share 4.05$ 8.89$ Tangible Book Value Per Share 12.22$ 12.35$ Total Assets 3,754,831$ 5,917,444$ Less: Intangible Assets 111,915$ 351,492$ Tangible Assets 3,642,916$ 5,565,952$ Tangible Common Equity Ratio 9.3% 8.8%